Exhibit 99.1

Benson Hill Announces Preliminary Unaudited 2021 Estimates and 2022 Guidance

2021 consolidated revenues of $145 to $149 million with a net loss of $126 to $130 million and non-GAAP adjusted EBITDA loss of $80 to $84 million

ST. LOUIS, MO – February 24, 2022 – Benson Hill, Inc. (NYSE: BHIL) announced today that it preliminarily expects 2021 consolidated revenues to be in the range of $145 to $149 million, ahead of the prior guidance of $127 million. On an organic and normalized basis1, revenues in the Ingredients segment are anticipated to nearly double versus 2020 due to high demand in the proprietary soy portfolio for the food, feed and oil markets and higher prices for yellow pea ingredients. Revenues in the Fresh segment are expected to be relatively flat versus 2020, as higher volumes were nearly offset by pricing pressure due to softness in the fresh produce market. The Company preliminarily expects a net loss of $126 to $130 million and non-GAAP adjusted EBITDA loss in the range of $80 to $84 million for 2021. Losses were impacted as a result of startup costs at the recently acquired Seymour facility and lower gross margins, particularly in the Fresh segment.

“Our 2021 preliminary revenue results demonstrate our ability to scale our supply chain and deliver products to meet our customers’ needs,” said Matt Crisp, Chief Executive Officer of Benson Hill. “We enter 2022 with strong momentum built on the achievement of several important milestones, including a successful harvest of the expanded 2021 soy crop and the acquisition of our Creston operation. We are poised to realize continued revenue growth as well as gross margin improvements, driven by a broadening portfolio of food ingredient products under our TruVailTM brand, as well as ongoing growth in the aquaculture, pet food and oil markets.”

Preliminary 2022 Guidance
The Company expects 2022 consolidated revenues in the range of $315 to $350 million and an adjusted EBITDA loss that is slightly higher than in 2021. The Company anticipates a significant majority of topline growth to come from the Ingredients segment, with revenues of $250 to $275 million. It is expected that $90 to $100 million of revenue will be derived from the addition of the legacy Creston business.

Proprietary revenues are expected to approximately double from 2021, to between $70 to $80 million, due in part to the recent successful soy crop harvest. Benson Hill recently launched its TruVailTM brand of non-GMO proprietary soy-based food ingredients. This ingredient portfolio represents a driver of proprietary revenue growth, a source of additional product and market diversification, and an opportunity for margin improvement in 2022.

Benson Hill expects improved financial performance in the Fresh segment based on a modest price recovery as the year progresses and a shift to more Company controlled farmed products. As a result, the Company expects 2022 Fresh revenues to be $65 to $75 million.

Audited Results
Benson Hill currently expects to file its audited financial statements in its Annual Report on Form 10-K by March 28, 2022, and has scheduled an earnings call for that day.

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-
1 Excludes $14.1 million in revenues from a divested barley operation in 2020.

tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on Twitter at @bensonhillinc.

Financial Disclosure Advisory
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The expected financial results discussed in this press release are preliminary and unaudited, are based upon the Company’s estimates, represent the most current information available to the Company’s management, and are subject to the compilation of actual results. The Company has provided estimated ranges for this data primarily because its financial closing procedures for the year ended December 31, 2021 are not yet complete. These unaudited estimates are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2021. While the Company expects results will be within these ranges, actual results may differ materially from these estimates as a result of the completion of normal period-end accounting procedures and adjustments, including the completion of the preparation and review of the Company’s financial statements for the year ended December 31, 2021, and the subsequent occurrence or identification of events prior to the formal issuance of such financial results. All of the data presented above has been prepared by and is the responsibility of management. Benson Hill’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. Financial results are preliminary until the Company’s audited financial statements included within its Annual Report on Form 10-K are filed with the Securities and Exchange Commission (“SEC”). As a result of the foregoing considerations and the other limitations on non-GAAP measures described in this release, investors are cautioned not to place undue reliance on this preliminary financial information.

Use of Non-GAAP Financial Measures
In this press release, the Company includes adjusted EBITDA, a non-GAAP performance measure. The Company defines adjusted EBITDA as consolidated net loss excluding net interest expense, income tax provision, depreciation, amortization, stock-based compensation, and the impact of significant non-recurring items. Adjusted EBITDA is a non-GAAP financial measure of performance. The Company generally uses this non-GAAP financial measure to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes this non-GAAP measure is useful in evaluating the Company’s operating performance and is similar to measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. This non-GAAP financial measure reflects an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliation to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. This non-GAAP financial measure should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company’s definition of this non-GAAP financial measure may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.

Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the tables accompanying this release.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. The financial information contained in this press release is preliminary, and is therefore deemed to be forward looking. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding: the Company’s preliminary expected full year 2021 revenue, net loss and adjusted EBITDA estimates, and its currently expected guidance regarding its full year 2022 revenue; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; the Company’s strategies, positioning, resources, capabilities, and expectations for future performance; estimates and forecasts of financial and other performance metrics; projections of market opportunity; the Company’s outlook and financial and other guidance; and management’s strategy and plans for growth. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, risks associated with the Company’s ability to achieve anticipated benefits of recent acquisitions, which may be affected by, among other things, competition; risks relating to the Company’s ability to grow and to achieve and manage growth profitably, including continued access to the capital resources necessary for growth; risks associated with maintaining relationships with customers and suppliers; risks relating to the Company’s ability to execute its business plans and leverage its technology; risks associated with the Company’s ability to successfully manage leadership and organizational changes; risks associated with retaining key members of the management team, risks associated with the Company’s transition to becoming a public company; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Benson Hill’s filings with the SEC, which are available on the SEC’s website at www.sec.gov. Our forward-looking statements are also subject to the risks and other issues described above under “Financial Disclosure Advisory” and “Use of Non-GAAP Financial Measures,” which could cause actual results to differ materially from current expectations included in the Company’s forward-looking statements included in this press release.

These forward-looking statements are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.

Benson Hill, Inc.
Preliminary 2021 Non-GAAP Reconciliation
(Unaudited)

(in millions)	FY 2021
Consolidated net loss	$ (126-130)
Interest expense, net	4
Depreciation and amortization	13
Stock-based compensation	7
Change in fair value of warrants	(12)
Other non-recurring costs, including acquisition costs	4
Employee retention credit	(2)
Merger transaction costs	12
Non-recurring public company readiness costs	5
Loss on extinguishment of debt	12
South America seed production costs	3
Adjusted EBITDA	$ (80-84)

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Media Contact
Benson Hill
Melanie Bernds
314-605-6363
mbernds@bensonhill.com
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Ruben Mella
314-714-6313
rmella@bensonhill.com